Exhibit 10.17

FORM OF JOINDER AND WAIVER AGREEMENT

This JOINDER AND WAIVER AGREEMENT, dated as of December 3, 2021 (this “Joinder and Waiver”), is delivered in connection with the transactions contemplated by the (i) Agreement and Plan of Merger by and among P3 Health Group Holdings, LLC, a Delaware limited liability company (the “Company”), Foresight Acquisition Corp., a Delaware corporation (including any successor thereto, “Foresight”), and FAC Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Foresight (including any successor thereto, “P3 LLC”), and (ii) a Transaction and Combination Agreement, by and among Foresight and the blocker parties thereto, including the merger of the Company with and into P3 LLC (the “P3 Merger”).

1.	Joinder to the Ancillary Agreements. Upon the execution of this Joinder and Waiver by the undersigned and delivery hereof to the Corporation, as of the Closing of the P3 Merger, the undersigned hereby is and hereafter will be a party to (i) that certain Amended and Restated Limited Liability Company Agreement, dated as of December 3, 2021 (the “LLC Agreement”) by and among P3 LLC, Foresight and each of the members of P3 LLC from time to time party thereto; (ii) that certain Registration Rights and Lock-Up Agreement, dated as of December 3, 2021 (the “Registration Rights and Lock-Up Agreement”) by and among the Foresight, Foresight Sponsor Group, LLC, a Delaware limited liability company, Brian Gamache, John Svoboda, Robert Zimmerman and certain persons and entities holding P3 LLC units; and (iii) that certain Tax Receivable Agreement, dated as of December 3, 2021 (the “Tax Receivable Agreement” and, together with the LLC Agreement and the Registration Rights and Lock-Up Agreement, the “Ancillary Agreements”), by and among P3 LLC, Foresight and each of the members of P3 LLC from time to time party thereto. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Ancillary Agreements as if it had been a signatory thereto as of the date thereof. The undersigned hereby acknowledges, agrees and confirms that it has received copies of the Ancillary Agreements and has reviewed the same and understands their contents.

2.	Waiver. Upon the execution of this Joinder and Waiver by the undersigned and delivery hereof to the Corporation, the undersigned has waived any dissenters rights, appraisal rights and similar rights in connection with the P3 Merger.

3.	Incorporation by Reference. All terms and conditions of the Ancillary Agreements are hereby incorporated by reference in this Joinder and Waiver as if set forth herein in full.

4.	Address. All notices under the Ancillary Agreements to the undersigned shall be directed to:

Name:
Address:
City, State, Zip Code:
Attn:
Facsimile:
E-mail:

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder and Waiver as of the day and year first above written.

MEMBER:

By:
Name:
Title:

Acknowledged and agreed
as of the date first set forth above:

P3 HEALTH GROUP, LLC

By: P3 HEALTH PARTNERS INC., its Managing Member

By:
Name:
Title: